================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 31, 1999
               (DATE OF REPORT) (DATE OF EARLIEST EVENT REPORTED)

                             VENUS EXPLORATION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            0-14334                                   13-3299127
      (COMMISSION FILE NO.)                 (IRS EMPLOYER IDENTIFICATION NO.)


                               1250 N.E. LOOP 410
                                   SUITE 1000
                            SAN ANTONIO, TEXAS 78209
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (210) 930-4900

================================================================================

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

         On December 31, 1999, Venus Exploration, Inc., (the "Company") sold its entire 50% share of properties owned by EXUS Energy, LLC ("EXUS"). The Company acquired its interest in EXUS on June 30, 1999, and information related to the acquisition is provided in the Company's Current Report on Form 8-K, as amended, dated June 30, 1999. EXUS owned an interest in certain oil and natural gas properties located in Jackson Parish, Louisiana (the "Jackson Parish Properties"). The Jackson Parish Properties included 17 gross (14.25 net to
EXUS) producing wells and one well in process of being drilled, and also included 6,410 gross (5,672 net to EXUS) developed acres and 1,530 gross (1,148 net to EXUS) undeveloped acres. The buyer was Anadarko Petroleum Corporation. To effect the sale, EXUS distributed the Jackson Parish Properties to Venus and EXCO Resources, Inc. ("EXCO"), the two 50% owners of EXUS, and Venus and EXCO then sold their undivided interest on December 31, 1999. The instruments of conveyance were executed and delivered into escrow on and dated as of December 31, 1999. The Cash consideration was paid to the escrow agent on January 6, 2000. The conveyance documents were delivered by the escrow agent to Anadarko on January 6, 2000. The payment of cash value was delayed due to the anticipation of the potential for a Y2K disruption to the banking system. EXUS is currently in the process of winding up its affairs and liquidating. The purchase price, before closing adjustment, was $18.7 million and Venus expects to report a gain on sale of approximately $4.3 million. The Company used $7.1 million of the net proceeds to repay the Company's share of EXUS bank debt; $7 million to repay a convertible note plus accrued interest of $369,444 owed to EXCO; $3.7 million was applied to reduce the Company's outstanding bank debt, and the Company paid a $250,000 prepayment penalty related to the prepayment of the EXCO convertible note. The purchase price was determined through arms-length negotiation between the parties.

ITEM 5.  OTHER EVENTS

         As previously reported in a news release dated November 17, 1999 (Exhibit 99.1), the Company's common stock has remained quoted on the Nasdaq SmallCap Market pursuant to an exception from the net tangible asset requirement granted by the Nasdaq SmallCap Market. The Company's net tangible assets have been below the $2 million minimum required by the Nasdaq SmallCap Market rules since December 31, 1998. Under the exception, the Company was required to file by December 31, 1999, with the Securities and Exchange Commission and Nasdaq a pro forma balance sheet as of November 30, 1999, reflecting net tangible assets of at least $3.6 million. The November 30, 1999, balance sheet is required by Nasdaq to contain pro forma adjustments for any significant events or transactions occurring on or before the filing date of this Form 8-K. Nasdaq subsequently extended the due date of the pro forma balance sheet to January 18, 2000.

         In accordance with Nasdaq's request, the Company has prepared a balance sheet as of November 30, 1999 (attached), including pro forma adjustments for any significant events or transactions occurring on or before the filing date of this Form 8-K. The pro forma adjustments relate to the Company's sale of its interest in the Jackson Parish Properties discussed above under "Item 2. Acquisition and Disposition of Assets". The information presented on the attached November 30, 1999, pro forma balance sheet has not been audited by independent accountants, but includes all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the November 30, 1999, balance sheet. This information is provided solely for the purpose of complying with the requirements delineated by Nasdaq pursuant to the exception granted to the Company on November 12, 1999.

         The pro forma balance sheet as of November 30, 1999, reflects tangible net assets of $3.3 million, which is $1.3 million above the $2 million minimum required under Nasdaq listing requirements; however, it is $300,000 less than the amount stipulated by Nasdaq in their exception letter as described above. The Nasdaq Listing Qualifications Panel set the $3.6 million requirement to ensure that the Company remained in compliance for some period into the future and it was based on the panel's consideration of the Company's loss history.

Concurrently with the filing of this Current Report on Form 8-K, the Company is submitting to the Nasdaq Listing Qualifications Panel documentation as to why the Company believes it can stay in compliance with Nasdaq listing requirements with tangible net assets of $3.3 million as of November 30, 1999, on a pro forma basis. It is uncertain whether the Panel will agree to allow the Company to continue its Nasdaq SmallCap Market listing. As previously mentioned in the Company's November 17, 1999, news release, if the Company's common stock should cease to be listed on the Nasdaq SmallCap Market, the Company believes the common stock will be eligible to be quoted on the OTC-Bulletin Board.

         The documentation that the Company will be submitting to the Panel to support the Company's belief that the Company can stay in compliance with the Nasdaq listing requirements will include information related to the Company's successful recompletion of the #1 Westbury Farms well discussed in a press release dated November 17, 1999 (Exhibit 99.2). As discussed in the press release, this well is located in the Constitution Field, Jefferson County, Texas, a field in which the Company plans to drill several development wells in 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Pro Forma Financial Information.

                  (1) Pro Forma Combined Financial Statements of Venus Exploration, Inc. as of and for the nine months ended September 30, 1999.

                  (2) Pro Forma Combined Balance Sheet of Venus Exploration, Inc. as of November 30, 1999 (See
                           Item 5 for explanation).

         (c)      Exhibits.

                  Number            Document

                  10.1 Purchase and Sale Agreement between Venus Exploration, Inc. as seller, and Anadarko Petroleum Corporation, buyer, dated December 17, 1999.

                  99.1 News release dated November 17, 1999, regarding Nasdaq SmallCap Listing.

                  99.2 News release dated November 17, 1999, regarding results of recent drilling and workover operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          VENUS EXPLORATION, INC.



                                          By: /s/ PATRICK A. GARCIA
                                             ----------------------------------
                                                  Patrick A. Garcia
                                                  Chief Financial Officer

Dated: January 18, 2000

Item 7(b)(1)

                             VENUS EXPLORATION, INC.

                     PRO FORMA COMBINED FINANCIAL STATEMENTS
             AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (UNAUDITED)

         As discussed in Item 2. Other Events, on December 31, 1999, Venus Exploration, Inc., (the "Company") sold its entire 50% share of properties owned by EXUS Energy, LLC ("EXUS"). The Company acquired its interest in EXUS on June 30, 1999, and information related to the acquisition is provided in the Company's Current Report on Form 8-K, as amended, dated June 30, 1999. EXUS owned an interest in certain oil and natural gas properties located in Jackson Parish, Louisiana (the "Jackson Parish Properties"). The Jackson Parish Properties included 17 gross (14.25 net to EXUS) producing wells and one well in process of being drilled, and also included 6,410 gross (5,672 net to EXUS) developed acres and 1,530 gross (1,148 net to EXUS) undeveloped acres. The buyer was Anadarko Petroleum Corporation. To effect the sale, EXUS distributed the Jackson Parish Properties to Venus and EXCO Resources, Inc. ("EXCO"), the two 50% owners of EXUS, and Venus and EXCO then sold their undivided interest on December 31, 1999. The instruments of conveyance were executed and delivered into escrow on and dated as of December 31, 1999. The Cash consideration was paid to the escrow agent on January 6, 2000. The conveyance documents were delivered by the escrow agent to Anadarko on January 6, 2000. The payment of cash value was delayed due to the anticipation of the potential for a Y2K disruption to the banking system. EXUS is currently in the process of winding up its affairs and liquidating. The purchase price, before closing adjustment, was $18.7 million and Venus expects to report a gain on sale of approximately $4.3 million. The Company used $7.1 million of the net proceeds to repay the Company's share of EXUS bank debt; $7 million to repay a convertible note plus accrued interest of $369,444 owed to EXCO; $3.7 million was applied to reduce the Company's outstanding bank debt, and the Company paid a $250,000 prepayment penalty related to the prepayment of the EXCO convertible note. The purchase price was determined through arms-length negotiation between the parties.

       The accompanying pro forma combined balance sheet has been adjusted to reflect the sale of the Company's interest in EXUS and the use of the net sales proceeds to repay debt as if the sale had occurred on September 30, 1999. The accompanying pro forma combined statement of operations for the nine months ended September 30, 1999, has been adjusted to reflect the sale as of the beginning of the period. Since the Jackson Parish Properties were acquired in 1999, pro forma statement of operations for the year ended December 31, 1998, has been omitted.

       The pro forma adjustments are based upon available information and assumptions that management of the Company believes are reasonable. The pro forma combined financial statements do not purport to represent the financial position of the Company which would have occurred had the sale of its investment in EXUS been consummated on September 30, 1999, or the Company's financial position for any future date or period.

                             VENUS EXPLORATION, INC
                        PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                                   (UNAUDITED)
                                  IN THOUSANDS


                                                            PRO FORMA
                                            HISTORICAL     ADJUSTMENTS     PRO FORMA
                                            ----------     -----------     ---------
Current Assets
    Cash and equivalents                     $    187       $              $    187
    Accounts receivable                           822            848 (1)      2,099
                                                              18,547 (2)
                                                             (18,118)(3)

Oil and gas properties, net                     5,048         13,863 (1)      5,048
                                                             (13,863)(2)
Investment in EXUS Energy, LLP                  7,224         (7,224)(1)



Other assets, net                                 271             40 (1)        271
                                                                 (40)(3)
                                             --------       --------       --------
Total Assets                                 $ 13,552       $ (5,947)      $  7,605
                                             ========       ========       ========

Current Liabilities                             5,949            665 (1)      2,733
                                                                 125 (2)
                                                              (4,006)(3)

Note payable                                                   6,862 (1)
                                                              (6,862)(3)

Convertible Notes                               8,035         (7,035)(3)      1,000

Other long term obligations                        20                            20
                                             --------       --------       --------
Total Liabilities                              14,004        (10,251)         3,753

Stockholders' equity                             (452)          (255)(3)      3,852
                                                               4,559 (2)



                                             --------       --------       --------
Total Liabilities and Stockholders' Equity   $ 13,552       $ (5,947)      $  7,605
                                             ========       ========       ========

                             VENUS EXPLORATION, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (UNAUDITED)
                                  IN THOUSANDS

                                                         PRO FORMA
                                            HISTORICAL  ADJUSTMENTS     PRO FORMA
                                            ----------  -----------     ---------
OIL AND GAS REVENUES                         $  1,463                   $  1,463

EXPENSES
  Production expense                              710                        710
  Exploration expense                             458                        458
  Depreciation, depletion and amortization        426                        426
  General and administration                    1,602                      1,602
                                             --------    --------       --------
    Total expenses                              3,196          --          3,196
                                             --------    --------       --------
  Operating profit (loss)                      (1,733)                   (1,733)


OTHER INCOME AND (EXPENSE)
  Interest expense                               (551)        212 (4)       (339)
  Equity in net earnings from EXUS Energy,        278        (278)(5)         --
      LLC
  Gain (loss) on sale of assets                   496                        496
  Interest and other income, net                   10                         10
                                             --------    --------       --------
                                                  233         (66)           167
                                             --------    --------       --------

    Net earnings (loss)                      $ (1,500)        (66)      $ (1,566)
                                             ========    ========       ========

Earnings (loss) per share                    $  (0.14)                  $  (0.14)
                                             ========    ========       ========

Common shares and equivalents outstanding,
basic and diluted                              10,997                     10,997
                                             ========                   ========

                             VENUS EXPLORATION, INC.
                          NOTES TO UNAUDITED PRO FORMA
                    BALANCE SHEET AND STATEMENT OF OPERATIONS
                                  IN THOUSANDS


(1) To record Venus 50% share of EXUS' assets and liabilities distributed prior to the sale of the Jackson Parish Properties.

                  Accounts receivable                                           $   848
                  Oil and gas properties, net                                    13,863
                  Other assets                                                       40
                  Interest Payable                                                 (114)
                  Other payables                                                   (551)
                  Note payable                                                   (6,862)
                                                                                -------
                     Investment in EXUS                                         $ 7,224
                                                                                =======


(2) To record sale of Jackson Parish Properties received as a distribution from EXUS.

                  Net sales price                                               $ 18,547
                  Cost basis in oil and gas properties, net                      (13,863)
                  Federal and state taxes                                           (125)
                                                                                --------
                    Gain on sale  *                                             $  4,559
                                                                                ========


         * The gain on sale reflected in the November 30, 1999, pro forma balance sheet under Item 7(b)(2) below is $214,000 less than the pro forma gain on sale calculated above. This difference is due to a higher cost basis in the oil and gas properties sold as a result of additional costs incurred in October and November 1999.

(3) To record receipt of net sales price, repayment of debt and early extinguishment of debt

                  Repayment of note received in distribution from EXUS          $ 6,862
                  Repayment of EXCO convertible note                              7,250
                  Amount applied to Venus' bank debt                              3,716
                  Payment of accrued interest                                       290
                                                                                -------
                                                                                $18,118
                                                                                =======

                  EXCO note prepayment penalty                                  $   250
                  Deferred interest                                                 (35)
                  Deferred financing cost                                            40
                                                                                -------
                    Loss on early extinguishment of debt                        $   255
                                                                                =======


(4) To remove $211,000 interest expense recorded related to the EXCO note for the period June 30, 1999 (date of the note) through September 30, 1999.

(5) To remove equity in earnings from EXUS Energy, LLC of $278,000 recorded for the period July 1, 1999 through September 30, 1999.

Item 7(b)(2)

                             VENUS EXPLORATION, INC.

            PRO FORMA COMBINED BALANCE SHEET AS OF NOVEMBER 30, 1999
                                   (UNAUDITED)

         As discussed in Item 2. Other Events, on December 31, 1999, Venus Exploration, Inc., (the "Company") sold its entire 50% share of properties owned by EXUS Energy, LLC ("EXUS"). The Company acquired its interest in EXUS on June 30, 1999, and information related to the acquisition is provided in the Company's Current Report on Form 8-K, as amended, dated June 30, 1999. EXUS owned an interest in certain oil and natural gas properties located in Jackson Parish, Louisiana (the "Jackson Parish Properties"). The Jackson Parish Properties included 17 gross (14.25 net to EXUS) producing wells and one well in process of being drilled, and also included 6,410 gross (5,672 net to EXUS) developed acres and 1,530 gross (1,148 net to EXUS) undeveloped acres. The buyer was Anadarko Petroleum Corporation. To effect the sale, EXUS distributed the Jackson Parish Properties to Venus and EXCO Resources, Inc. ("EXCO"), the two 50% owners of EXUS, and Venus and EXCO then sold their undivided interest on December 31, 1999. The instruments of conveyance were executed and delivered into escrow on and dated as of December 31, 1999. The Cash consideration was paid to the escrow agent on January 6, 2000. The conveyance documents were delivered by the escrow agent to Anadarko on January 6, 2000. The payment of cash value was delayed due to the anticipation of the potential for a Y2K disruption to the banking system. EXUS is currently in the process of winding up its affairs and liquidating. The purchase price, before closing adjustment, was $18.7 million and Venus expects to report a gain on sale of approximately $4.3 million. The Company used $7.1 million of the net proceeds to repay the Company's share of EXUS bank debt; $7 million to repay a convertible note plus accrued interest of $369,444 owed to EXCO; $3.7 million was applied to reduce the Company's outstanding bank debt, and the Company paid a $250,000 prepayment penalty related to the prepayment of the EXCO convertible note. The purchase price was determined through arms-length negotiation between the parties.

       The accompanying pro forma combined balance sheet has been adjusted to reflect the sale, subsequent to November 30, 1999, of the Company's interest in EXUS and the use of the net sales proceeds to repay debt.

       The pro forma adjustments are based upon available information and assumptions that management of the Company believes are reasonable. The pro forma combined condensed balance sheet does not purport to represent the financial position of the Company which would have occurred had the sale of its investment in EXUS been consummated on November 30, 1999, or the Company's financial position for any future date or period.

                             VENUS EXPLORATION, INC
                        PRO FORMA COMBINED BALANCE SHEET
                             AS OF NOVEMBER 30, 1998
                                   (UNAUDITED)
                                  IN THOUSANDS

                                                             PRO FORMA
                                              HISTORICAL    ADJUSTMENTS      PRO FORMA
                                              ----------    -----------      ---------
Current Assets                                 $  1,219       $    (44)(1)   $  2,505
                                                                 1,229 (2)
                                                                18,547 (3)
                                                               (18,446)(6)



Oil and gas properties, net                       4,945         14,077 (2)      4,945
                                                               (14,077)(3)

Investment in EXUS Energy, LLP                    7,378             44 (1)
                                                                   (42)(5)
                                                                (7,505)(2)
                                                                   125 (8)

Other assets, net                                   264            (38)(2)        264
                                                                    38 (7)
                                               --------       --------       --------
Total Assets                                   $ 13,806       $ (6,092)      $  7,714
                                               ========       ========       ========

Current Liabilities                               5,788             72 (4)      2,639
                                                                    76 (2)
                                                                    11 (5)
                                                                  (380)(6)
                                                                (3,716)(6)
                                                                   663 (2)
                                                                   125 (3)

Notes Payable                                                    7,100 (2)
                                                                (7,100)(6)

Convertible notes                                 8,059             15 (4)      1,000
                                                                   176 (7)
                                                                (7,250)(6)

Debenture                                           750                           750
Other long term obligations                          19                            19
                                               --------       --------       --------
Total Liabilities                                14,616        (10,208)         4,408

Stockholders' equity (deficit)                     (810)           (87)(4)      3,306
                                                                   (53)(5)
                                                                 4,345 (3)
                                                                  (214)(7)
                                                                   125 (8)
                                               --------       --------       --------
Total Liabilities and Stockholders' Equity     $ 13,806       $ (6,092)      $  7,714
                                               ========       ========       ========

                             VENUS EXPLORATION, INC.

                          NOTES TO UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET
                                  IN THOUSANDS

(1) To record estimated costs incurred subsequent to November 30, 1999, related to the sale of the Company's interest in the Jackson Parish Properties and liquidation of EXUS of $44,000.

(2) To record Venus 50% share of EXUS' assets and liabilities distributed prior to the sale of the Jackson Parish Properties.

                  Accounts receivable                         $  1,229
                  Oil and gas properties, net                   14,077
                  Other assets                                      38
                  Interest Payable                                 (76)
                  Other payable                                   (663)
                  Note payable                                  (7,100)
                                                              --------
                     Investment in EXUS                       $  7,505
                                                              ========


(3) To record sale of Jackson Parish Properties received as a distribution from EXUS.

                  Net sales price                             $ 18,547
                  Cost basis in oil and gas properties, net    (14,077)
                  Federal and state taxes                         (125)
                                                              --------
                    Gain on sale                              $  4,345
                                                              ========


(4) To record interest accrued for the EXCO convertible note from November 30, 1999, through the date the debt was repaid. The interest was calculated based on an average outstanding balance of $7 million over 37 days at 12% interest rate.

(5) To record interest accrued for EXUS debt from November 30, 1999, through the date the debt was repaid. The interest was calculated based on average outstanding balance of $6.5 million over 37 days at an average interest rate of 7.8%.

(6)      To record receipt of net sales price and repayment of debt.

                  Repayment of note received in distribution from EXUS           $ 7,100
                  Repayment of EXCO convertible note                               7,250
                  Amount applied to Venus' bank debt                               3,716
                  Payment of accrued interest                                        380
                                                                                 -------
                                                                                 $18,446
                                                                                 =======


(7)      To record loss on early extinguishment of debt.

                  EXCO note prepayment penalty                $  250
                  Deferred interest                              (74)
                  Deferred financing cost                         38
                                                              ------
                     Loss on early extinguishment of debt     $  214
                                                              ======


(8) To record estimated December 1999 equity in net earnings related to the Company's interest in EXUS.

                                 EXHIBIT INDEX


                  Number            Document

                  10.1 Purchase and Sale Agreement between Venus Exploration, Inc. as seller, and Anadarko Petroleum Corporation, buyer, dated December 17, 1999.

                  99.1 News release dated November 17, 1999, regarding Nasdaq SmallCap Listing.

                  99.2 News release dated November 17, 1999, regarding results of recent drilling and workover operations.